                                                                    Exhibit 99.3

                               PLEDGE AGREEMENT

     This PLEDGE AGREEMENT (this "Agreement"), by and between the undersigned (hereinafter called the "Pledgor"), a corporation formed under the laws of the Province of Ontario, and The InterCept Group, Inc., a Georgia corporation (hereinafter called "InterCept"), is dated as of the 31/st/ day of May, 2001.

     The Pledgor and SLMsoft.com Inc., a corporation formed under the laws of the State of Kansas and a wholly-owned subsidiary of Pledgor (the "Company" and together with the Pledgor, "Borrowers") have executed and delivered that certain Secured Promissory Note dated of even date herewith (the "Note") to InterCept. InterCept is advancing funds to Borrowers for the purposes stated in that certain Loan Agreement by and among Borrowers and InterCept dated of even date herewith (the "Loan Agreement").

     As an inducement to InterCept to make the loan evidenced by the Note (the "Loan"), and in consideration thereof, the Pledgor has agreed to secure the due and punctual payment and/or performance, as applicable, of all of the "Obligations" as such term is defined in the Loan Agreement. Accordingly, the Pledgor hereby agrees with InterCept as follows:

     Section 1. Pledge. As collateral security for payment in full of the Obligations, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto InterCept, and grants to InterCept a security interest in
(a) a total of 609,682 shares of the Common Stock of InterCept represented by the share certificate delivered to InterCept in connection with this Agreement,
(b) up to 644,260 shares of the Common Stock of InterCept that are either the subject matter of existing escrow arrangements or to be issued, all as set forth in Section 11.1 b. (ii) and Section 11.1 b. (iii) of the Purchase Agreement (amended and restated) dated November 29, 2000 between InterCept and the Borrowers (the "Purchase Agreement"), (c) any other securities of InterCept acquired by the Pledgor during the term of this Agreement, and (d) any additional shares or securities or other property (other than cash received as dividends) at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any and all such stock, together with the proceeds thereof (all such shares, capital stock, securities, property and other proceeds thereof being hereinafter collectively called the "Pledged Collateral"). Upon delivery to InterCept, (a) any securities now or hereafter included in the Pledged Collateral (hereinafter called the "Pledged Securities") shall be accompanied by duly executed stock powers in blank and by such other instruments or documents as InterCept or InterCept's counsel may reasonably request, and (b) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and by such other instruments or documents as InterCept or InterCept's counsel may reasonably request. The Pledged Collateral is comprised of "restricted" securities for purposes of Rule 144 of the General Regulations under the Securities Act of 1933 ("Rule 144") promulgated by the Securities and Exchange Commission, and shall be subject to the additional terms and provisions described on the Rule 144 Rider attached hereto and made a part hereof for all purposes.

     TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto InterCept, and InterCept's successors and assigns, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

  Section 2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to InterCept, to secure payment in full of the Obligations.

  Section 3. Representations and Warranties. The Pledgor hereby represents and warrants: (i) that, except for the security interest granted to InterCept, the Pledgor is the legal and equitable owner of the Pledged Collateral, holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature (except for those rights and restrictions set forth or contemplated in (a) the Registration Rights Agreement between the Pledgor and InterCept, as amended of even date herewith, sometimes referred to as the Registration Rights Agreement, and (b) the Purchase Agreement), and will make no voluntary assignment, pledge, mortgage, hypothecation or transfer of the Pledged Collateral (except as permitted by the terms of this Agreement), (ii) that the Pledgor has good right and legal authority to pledge the Pledged Collateral in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons whomsoever and that, to the best of the Pledgor's knowledge, no consent or approval of any governmental body or regulatory authority, or of any securities exchange, was or is necessary to the validity of such pledge which has not been obtained, and (iii) that any Pledged Collateral that the Pledgor may hereafter be entitled to receive or may acquire during the term of this Agreement as contemplated in Section 1 of this Agreement is hereby directed to be delivered directly to InterCept, it being understood that First Union National Bank (as escrow agent) may rely on this provision to deliver the Pledged Collateral now in escrow directly to InterCept, and provided further that, in connection with this Agreement, the Pledgor shall currently execute stock powers for the shares it may be entitled to receive pursuant to the agreements referenced in Section 1(b), it being expressly understood that if the Pledgor is entitled to receive a lesser or different number of shares than contemplated by Section 1(b) in any circumstance, the Pledgor shall promptly execute additional stock powers prior to InterCept's obligation to issue such lesser or different number of shares than contemplated by the agreements referenced in Section 1(b). Any provisions of the agreements noted in Section 1(b) that are contrary to this Agreement are expressly superseded hereby.

  Section 4. Additional Shares. The Pledgor agrees that, until the Obligations have been satisfied in full, if the Pledgor acquires after the date of this Agreement any shares or other equity interests of InterCept that constitute part of the Pledged Collateral as defined in Section 1 above, the Pledgor will promptly pledge any and all such shares or equity interests to InterCept pursuant to Section 1 above by delivering the same to InterCept, with any required stock powers, and any other required documentation pursuant to Section
1. If the Pledgor acquires any securities under Section 1(c) above, the Pledgor agrees to immediately execute stock powers and deliver them to InterCept via Federal Express, morning delivery.

  Section 5.  Voting Rights; Dividends, etc.

  (a) So long as no Event of Default hereunder shall have occurred and be continuing,

          (i) the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement or any agreement giving rise to any of the Obligations;

          (ii) InterCept shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which the Pledgor is entitled to exercise pursuant to paragraph (i) above;

          (iii)the Pledgor shall be entitled to receive any and all cash dividends or other payments on the Pledged Securities which it is otherwise entitled to receive; and

          (iv) InterCept shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, all such dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to receive the dividends or other payments which the Pledgor is entitled to receive pursuant to paragraph (a)(iii) above.

     (b) Upon the occurrence and during the continuance of an Event of Default hereunder, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which the Pledgor is entitled to exercise pursuant to paragraph (a)(i) above shall cease, and all such rights shall thereupon become vested in InterCept, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to paragraph (a)(i) above.

     (c) Upon the occurrence and during the continuance of an Event of Default hereunder, all rights of the Pledgor to receive dividends or other payments which the Pledgor is entitled to receive pursuant to paragraph (a)(iii) above shall cease and all such rights shall thereupon become vested in InterCept, which shall have the sole and exclusive right and authority to receive and retain the dividends and other payments which the Pledgor shall otherwise be entitled to receive pursuant to paragraph (a)(iii) above. Any and all money and other property paid over to or received by InterCept pursuant to the provisions of this subsection (c) shall be applied on account of the Obligations and be applied in accordance with the Loan Agreement.

     Section 6. Remedies upon Default. Upon the occurrence of an Event of Default and the acceleration of the maturity of the indebtedness evidenced by the Note, InterCept may (except as provided in the second paragraph of this Section 6 below) sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as InterCept in InterCept's reasonable discretion shall deem appropriate.
InterCept shall be authorized at any sale (if InterCept deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act of 1933 and any applicable state securities laws, and upon consummation of any such sale InterCept shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. InterCept shall give the Pledgor ten
(10) days' written notice (which the Pledgor agrees is reasonable notification within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of Georgia) of InterCept's intention to make any such public or private sale or sale on any such securities exchange. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as InterCept may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as InterCept may (in InterCept's sole and absolute discretion) determine. InterCept shall not be obligated to make any sale of the Pledged Collateral if InterCept shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral may have been given. InterCept may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral as sold may be retained by InterCept until the sale price is paid by the purchaser or purchasers thereof, but InterCept shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, InterCept may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to InterCept from the Pledgor as a credit against the purchase price, and InterCept may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor except as otherwise provided in Section 9-504(2) of the Uniform Commercial Code as in effect in the State of Georgia. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; InterCept shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after InterCept shall have entered into such an agreement all Events of Default may have been remedied or the Obligations may have been paid in full as herein provided. As an alternative to exercising the power of sale herein conferred upon InterCept, InterCept may proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction. Any sale pursuant to this Section 6 shall conform to commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of Georgia.

     In addition to the foregoing, because the Pledged Securities are not registered or qualified under the various federal or state securities laws of the United States and consist of Rule 144 Securities (as defined in the Rule 144 Rider) and in some instances disposition thereof after default may be restricted to one or more private (instead of public) sales. The Pledgor understands that upon such disposition, InterCept may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Securities than if the Pledged Securities were registered and qualified pursuant to federal and state securities laws or otherwise sold on the open market. The Pledgor, therefore, agrees that:

     (a) if InterCept shall, pursuant to the terms of this Agreement, sell or cause the Pledged Securities or any portion thereof to be sold at a private sale, InterCept shall have the right to rely upon the advice and opinion of any national brokerage or investment firm and/or counsel of its choosing (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to sell the Pledged Securities and as to the best price reasonably obtainable at the private sale thereof; and

     (b) such reliance shall be conclusive evidence that InterCept has handled such disposition in a commercially reasonable manner.

     Further, the Pledgor acknowledges that

     (a) if InterCept shall, pursuant to the terms of this Agreement, sell or cause the Pledged Securities or any portion thereof to be sold in a public sale pursuant to a registration (as such term is defined in the Registration Rights Agreement) of the Pledged Securities, InterCept shall have the right to rely upon the advice and opinion of any national brokerage or investment firm and/or counsel of its choosing (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to sell the Pledged Securities in a public sale pursuant to such registration and as to the best price reasonably obtainable in the public sale thereof; and

     (b) such reliance shall be conclusive evidence that InterCept has handled such disposition in a commercially reasonable manner.

     The Pledgor will cooperate fully with InterCept with respect to any sale by InterCept of any of the Pledged Securities pursuant to a registration in the same manner as the Pledgor has agreed to cooperate with registrations under the Registration Rights Agreement.

     Section 7. InterCept Appointed Attorney-in-Fact. The Pledgor hereby constitutes and appoints InterCept the attorney-in-fact of the Pledgor, effective upon the occurrence and during the continuance of an Event of Default hereunder, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that InterCept may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, InterCept shall have the right, effective upon the occurrence and during the continuance of an Event of Default hereunder, with full power of substitution either in InterCept's name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute, or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating InterCept to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by InterCept, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by InterCept or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against InterCept.

     Section 8. Event of Default Defined. For purposes of this Agreement, an "Event of Default" shall exist hereunder upon the happening of any of the following events:

     (a) any misrepresentation by Borrowers as to any material matter hereunder or under any of the other Loan Documents; or delivery thereunder by Borrowers of any schedule, statement, resolution, report, certificate, notice or writing to InterCept in respect of the Loan that is untrue in any material respect on the date as of which the facts set forth therein are stated or certified;

     (b) an Event of Default (as defined therein) shall occur under the Note or the Loan Agreement;

     (c) the Pledgor from and after the date hereof shall, or shall attempt to, encumber, subject to any further pledge or security interest, sell, transfer, hedge against, or otherwise dispose of any of the Pledged Collateral or any interest therein without the consent of InterCept (except as permitted by the terms of this Agreement);

     (d) all or any part of the Pledged Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress, and the Pledgor fails to cause such attachment, levy or seizure to be released or dismissed within thirty (30) days of the occurrence of same;

     (e) the Pledgor shall fail to pay promptly all taxes and assessments upon any of the Pledged Collateral; or

     (f) the Pledgor fails to perform any of its obligations, covenants or agreements under this Agreement, the Note or any of the other Loan Documents.

     Section 9. Application of Proceeds of Sale and Cash. The proceeds of any sale of the whole or any part of the Pledged Collateral, together with any other moneys held by InterCept under the provisions of this Agreement, shall be applied by InterCept as provided in the Loan Agreement.

     InterCept's rights against the Pledgor are solely limited to the Pledged Collateral.

     Section 10. Termination. This Agreement and the security interests conveyed hereunder shall remain in full force and effect until such time as the Obligations are paid, prepaid, or otherwise satisfied or discharged, as the case may be, in full. Upon payment in full of the Obligations, this Agreement and the security interest created hereby shall terminate, and InterCept shall promptly deliver to the Pledgor all stock certificates, stock powers, shares, capital stock, securities, property and other proceeds held by InterCept that constitute or evidence the Pledged Collateral.

          Section 11. Further Assurances. The Pledgor agrees that the Pledgor will join with InterCept in executing and will file or record such notices, financing statements or other documents as may be necessary to the perfection of the security interest of InterCept hereunder, and as InterCept or InterCept's counsel may reasonably request, such instruments to be in form and substance reasonably satisfactory to InterCept and InterCept's counsel, and that the Pledgor will do such further acts and things and execute and deliver to InterCept such additional conveyances, assignments, agreements and instruments as InterCept may at any time reasonably request in connection with the administration and enforcement of this Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto InterCept InterCept's rights, powers and remedies hereunder.

          Section 12. No Waiver. No failure on the part of InterCept to exercise, and no delay on its part in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

          Section 13. Governing Law; Amendments. This Agreement has been delivered to InterCept in the State of Georgia and shall in all respects be construed in accordance with and governed by the laws of said State. This Agreement may not be amended or modified nor may any of the Pledged Collateral be released or the security interest granted hereby extended, except in writing signed by the parties hereto.

          Section 14. Binding Agreement; Assignment; Notices. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of InterCept and to all holders of the indebtedness secured hereby and their respective successors and assigns and to the Pledgor and the Pledgor's successors, legal representatives and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, except as permitted under the terms of this Agreement, or any cash or property held by InterCept as collateral under this Agreement. InterCept shall only assign all or a portion of its rights and obligations hereunder and under the other Loan Documents either (a) if it engages in a Corporate Restructuring (as defined in the Loan Agreement), or (b) if consented to by The Pledgor in writing, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, The Pledgor consents to and acknowledges that InterCept will be collaterally assigning to First Union National Bank all of its rights and remedies with respect to this Agreement, the Note and the other Loan Documents pursuant to the Collateral Assignment (as defined in the Loan Agreement). InterCept may, in connection with any assignment or proposed assignment disclose to the assignee or proposed participant any information relating to the Pledgor furnished to InterCept by or on behalf of the Pledgor. Furthermore, the Pledgor acknowledges that InterCept will be providing information relating to the Pledgor furnished to InterCept by or on behalf of the Pledgor to First Union National Bank on a regular basis. No notice to or demand on the Pledgor shall entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstances. All notices, demands or other communications required or permitted hereunder or by law shall be in writing and shall be made and given pursuant to the provisions of and at the addresses specified in the Loan Agreement, except to the extent specifically modified herein.

          Section 15. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

          Section 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the day first above written.

                     [Signatures begin on following page.]

PLEDGOR:


SLMSOFT.COM INC., a corporation formed under the laws of the Province of Ontario


By: /s/ Dev Misir
   ---------------------------------------
    Name:  Dev Misir
    Title:  EVP


INTERCEPT:

THE INTERCEPT GROUP, INC., a Georgia corporation


By: /s/ Scott R. Meyerhoff
   ---------------------------------------
    Name:  Scott R. Meyerhoff
    Title:  CFO SVP

                      Rule 144 Rider to Pledge Agreement

      This Rule 144 Rider ("Rider") is incorporated into and shall be deemed to supplement and constitute a portion of the Pledge Agreement ("Agreement") of the same date given by the undersigned Pledgor to secure the Obligations to InterCept. Terms used and not otherwise defined in this Rider that are defined in the Agreement have the meanings given them in the Agreement.

1. The securities described in this Agreement are restricted securities for purposes of Rule 144 of the General Regulations under the Securities Act of 1933 ("Rule 144") promulgated by the Securities and Exchange Commission. These securities ("Rule 144 Securities") comprise all or part of the Pledged Collateral held by InterCept subject to the terms and conditions of the Agreement and this Rider.

2.    The Pledgor covenants and agrees with InterCept that:

  A. The Pledgor will not sell (other than pursuant to that certain Registration Rights Agreement between InterCept and the Pledgor) any securities of the same class or convertible into the same class of securities as the Rule 144 Securities, whether or not such securities are pledged hereunder, from the date hereof until the Obligations have been paid in full or unless the Pledgor shall have directed in writing in a manner satisfactory to InterCept that the proceeds from any such sale shall be directed to InterCept so long as the Obligations remain outstanding, and in the event of any such sale consented to by InterCept will furnish InterCept with a copy of any Form 144 filed in respect of such sale. The Pledgor will cause any person, party or entity with whom it shall be deemed one "person" for purposes of Rule 144(a)(2) to refrain from selling any securities of the same class or convertible into the same class of securities as the Rule 144 Securities, whether or not such securities are pledged hereunder, from the date hereof until the Obligations have been paid in full, and in the event of any such sale consented to by InterCept will furnish InterCept with a copy of any Form 144 filed in respect of such sale.

  B. The Pledgor will cooperate fully with InterCept with respect to any sale by InterCept of any of the Rule 144 Securities, including full and complete compliance with all requirements of Rule 144, and will give to InterCept all information and will do all things necessary, including the execution of all documents, forms, instruments and other items, to comply with Rule 144 for the complete and unrestricted sale and/or transfer of the Rule 144 Securities.